UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 15, 2025

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ZENTALIS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-39263	82-3607803
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
10275 Science Center Drive, Suite 200
San Diego, California 92121
(Address of principal executive offices) (Zip Code)
(858) 263-4333
(Registrant’s telephone number, include area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ZNTL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.01 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 15, 2025, Karan Takhar, who serves as Senior Managing Director and head of Life Sciences investing at Matrix Capital Management Company, L.P., resigned from his position as a member of the Board of Directors of Zentalis Pharmaceuticals, Inc. (the “Company”) and from all of the committees on which he served, effective immediately. Mr. Takhar’s resignation was not the result of any disagreement between the Company and him on any matter relating to the Company’s operations, policies or practices.

Effective upon Mr. Takhar’s resignation as a director, the size of the Company’s Board of Directors was reduced from seven to six directors.

Item 8.01 Other Events.

On December 15, 2025 (the “Effective Date”), the Company entered into a Stock Purchase Agreement (the “Agreement”) with Matrix Capital Master Fund, LP (“Matrix”). Pursuant to the Agreement, the Company agreed to repurchase 7,500,000 shares of the Company’s common stock from Matrix at a price of $1.33 per share, representing a discount from the Company’s closing share price of $1.40 on December 12, 2025 (the “Repurchase”). The Repurchase closed on December 15, 2025.

The Repurchase is being effected in connection with the plan by Matrix Capital Management Company L.P., the investment advisor to Matrix, to wind down its family of funds, previously announced in 2024. The Company does not expect the Repurchase to materially impact its projected cash runway into late 2027.

Forward-Looking Statements

This Current Report on Form 8-K (“Form 8-K”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation, statements regarding the impact of the Repurchase on the Company’s expected cash runway into late 2027. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the important factors discussed in the sections entitled “Risk Factors” in our most recently filed periodic report on Form 10-K or 10-Q and subsequent filings with the U.S. Securities and Exchange Commission (SEC) and our other filings with the SEC. The forward-looking statements in this Form 8-K are based upon information available to the Company as of the date of this Form 8-K, and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and the statements should not be read to indicate that the Company has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. While the Company may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, even if subsequent events cause its views to change.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENTALIS PHARMACEUTICALS, INC.

Date: December 15, 2025	By:	/s/ Julie Eastland
Julie Eastland
President and Chief Executive Officer